Exhibit 99.1

Northern Star Acquisition Corp. Announces Effectiveness of Registration Statement; Annual Meeting Date Set for May 28, 2021 to Approve Proposed Merger with BARK

Stockholders of Record as of April 5, 2021 are Eligible to Vote at Annual Meeting

Northern Star Recommends All Stockholders Vote “FOR” ALL Proposals at Annual Meeting

NEW YORK, May 11, 2021 – Northern Star Acquisition Corp. (“Northern Star”) (NYSE: STIC), a publicly traded special purpose acquisition company, today announced that its Annual Meeting of Stockholders (the “Annual Meeting”) to consider the previously announced merger agreement with Barkbox, Inc. (“BARK” or the “Company”), a leading global omni-channel brand for dogs, has been set for May 28, 2021. Stockholders of record as of April 5, 2021 (the “Record Date”) are eligible to vote at the Annual Meeting.

Northern Star also announced that the U.S. Securities and Exchange Commission has declared effective its registration statement on Form S-4 (as amended, the “Registration Statement”), which includes a definitive proxy statement/prospectus to be used in connection with the Annual Meeting. The Registration Statement is available on BARK’s investor website at investors.bark.co and www.sec.gov, and is being mailed to stockholders of record starting on or about May 13, 2021.

Joanna Coles, Chairperson and Chief Executive Officer of Northern Star, said, “We are very pleased to reach this milestone in BARK’s journey to becoming a public company. BARK has a proven business model, offering high quality, proprietary products to more than 1.7 million active BarkBox and Super Chewer subscribers and through numerous, growing distribution channels. BARK’s products, loved by dogs and humans alike, and high customer engagement have earned the Company strong brand recognition and a highly loyal customer following. Our partnership with BARK’s passionate and experienced management team in recent months has furthered our conviction in the long-term potential for the Company as it extends its leadership position across the Play, Food, Health and Home categories.”

Manish Joneja, Chief Executive Officer of BARK, added, “Over the course of our merger process with Northern Star, we have continued to execute our product and distribution growth strategy, generate record financial and operational results, and maintain strong business momentum. We believe the capital that we will receive from this transaction, combined with our unique data-driven insights, and the knowledge and creativity of our talented staff, will help speed the expansion of BARK’s established business lines while tapping into the significant opportunity to scale our newer initiatives in food, dental care and wellness. As the world’s most dog centric company, we look forward to continuing to promote the health and happiness of dogs while creating meaningful value for our shareholders.”

Upon closing, the combined company is expected to remain listed on the New York Stock Exchange with its common stock and warrants trading under the new ticker symbols, “BARK” and “BARK WS”, respectively.

Northern Star recommends all stockholders vote “FOR” ALL PROPOSALS in advance of the Annual Meeting by telephone, via the Internet or by signing, dating and returning the proxy card upon receipt by following the easy instructions on the proxy card.

Your Vote FOR ALL Proposals Is Important, No Matter How Many or How Few Shares You Own!

If you have any questions or need assistance voting, please contact D.F. King & Co., Inc. by calling (866) 406-2284 or by email to BARK@dfking.com.

About BARK

BARK is the world’s most dog-centric company, devoted to making dogs happy with the best products, services and content. BARK’s dog-obsessed team applies its unique, data-driven understanding of what makes each dog special to design playstyle-specific toys, wildly satisfying treats and wellness supplements, and dog-first experiences that foster the health and happiness of dogs everywhere. Founded in 2012, BARK loyally serves dogs nationwide with monthly subscription services, BarkBox and Super Chewer; a curated e-commerce experience on BarkShop.com; custom collections via its retail partner network, including Target and Amazon; wellness products that meet your dogs’ needs with BARK Bright; and a personalized meal delivery service for dogs BARK Eats. At BARK, we want to be the people our dogs think we are and promise to be their voice until every dog reaches its full tail-wagging potential. Sniff around at bark.co for more information.

About Northern Star Acquisition Corp.

Northern Star Acquisition Corp. is a special purpose acquisition company whose management team and Board of Directors are composed of veteran consumer, media, technology, retail and finance industry executives and founders, including Joanna Coles, Chairperson and Chief Executive Officer, and Jonathan Ledecky, President and Chief Operating Officer. Ms. Coles is a creative media and technology executive who in her previous roles as editor of two leading magazines and Chief Content Officer of Hearst Magazines developed an extensive network of relationships at the intersection of technology, fashion and beauty. Ms. Coles currently serves as a special advisor to Cornell Capital, a $7 billion private investment firm, and is on the board at Snap Inc., Sonos, Density Software, and on the global advisory board of global payments company Klarna. Mr. Ledecky is a seasoned businessman with over 35 years of investment and operational experience. He has executed hundreds of acquisitions across multiple industries and raised over $20 billion in debt and equity. He is also co-owner of the National Hockey League’s New York Islanders franchise. For additional information, please visit https://northernstaric.com.

Important Information and Where to Find It

In connection with the proposed merger, Northern Star has filed the Registration Statement with the Securities and Exchange Commission (“SEC”), which will be distributed to Northern Star’s stockholders in connection with the solicitation of proxies for the vote by Northern Star’s stockholders with respect to the merger and certain of the transactions contemplated by the merger agreement, as well as other matters that are described in the Registration Statement. INVESTORS AND SECURITY HOLDERS OF NORTHERN STAR AND BARK ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders can obtain free copies of the definitive proxy statement/prospectus and other documents containing important information about Northern Star and BARK through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Northern Star can be obtained free of charge on Northern Star’s website at https://northernstaric.com or by directing a written request to Northern Star Acquisition Corp., c/o Graubard Miller, 405 Lexington Avenue, 11th floor, New York, New York 10174.

The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Northern Star, BARK and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of Northern Star in favor of the approval of the business combination and related matters. Shareholders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s Final Prospectus dated November 10, 2020, filed with the SEC on November 12, 2020, and the Registration Statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Northern Star’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, is set forth in the Registration Statement.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Cautionary Statement Regarding Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of BARK’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BARK. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties; the inability of the parties to successfully or timely consummate the merger, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained; failure to realize the anticipated benefits of the merger; risks relating to the uncertainty of the projected financial information with respect to BARK; the risk that spending on pets may not increase at projected rates; that BARK subscriptions may not increase their spending with BARK; BARK’s ability to continue to convert social media followers and contacts into customers; BARK’s ability to successfully expand its product lines and channel distribution; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in the Registration Statement and the other documents of Northern Star filed, or to be filed, with SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor BARK presently know or that Northern Star and BARK currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect Northern Star’s and BARK’s expectations, plans or forecasts of future events and views as of the date of this press release. Northern Star and BARK anticipate that subsequent events and developments will cause Northern Star’s and BARK’s assessments to change. However, while Northern Star and BARK may elect to update these forward-looking statements at some point in the future, Northern Star and BARK specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and BARK’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Northern Star’s and BARK’s control. While all projections are necessarily speculative, Northern Star and BARK believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Northern Star and BARK, or their respective representatives and advisors, considered or consider the projections to be a reliable prediction of future events.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Northern Star and is not intended to form the basis of an investment decision in Northern Star. All subsequent written and oral forward-looking statements concerning Northern Star and BARK, the proposed transactions or other matters and attributable to Northern Star and BARK or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contacts

For BARK

Investors:

ICR, Inc.

Jean Fontana

Jean.Fontana@icrinc.com

Media:

Garland Harwood

press@barkbox.com

For Northern Star Acquisition Corp.

Jonathan Gasthalter/Nathaniel Garnick/Sam Fisher

Gasthalter & Co.

(212) 257-4170

northernstar@gasthalter.com